Exhibit 10.6.1

FIRST AMENDMENT TO THE

PACIFIC CAPITAL BANCORP AMENDED AND RESTATED INCENTIVE AND

INVESTMENT AND SALARY SAVINGS PLAN

WHEREAS, Pacific Capital Bancorp (the “Employer”) adopted a restatement of the Pacific Capital Bancorp Amended and Restated Incentive and Investment and Salary Savings Plan (the “Plan”), effective as of January 1, 2009, and;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to change the safe harbor matching contribution to a discretionary matching formula.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of March 1, 2010:

1.	Section 1.11 of the Adoption Agreement is amended as follows:

	1.11	Permitted Contributions. The contributions checked below are currently permitted under the terms of the Plan. (check all that apply)

☒ Pre-Tax Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)
☐ Roth Elective Deferrals (see Section 4 of the Adoption Agreement on page 11)
☐ ADP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 11)
☐ ACP Safe Harbor Contributions (see Section 5 of the Adoption Agreement on page 8)
☒ Non-Safe Harbor Matching Contributions (see Section 6 of the Adoption Agreement on page 12)
☒ Non-Safe Harbor Non-Elective Contributions (see Section 7 of the Adoption Agreement on page 14)
☒ Qualified Matching Contributions (see Sections 3.7 of the Basic Plan)
☒ Qualified Non-Elective Contributions (see Sections 3.8 of the Basic Plan)
☒ Rollover Contributions (see Section 8 of the Adoption Agreement on page 15)
☐ Voluntary Employee Contributions (see Section 8 of the Adoption Agreement on page 16)
☐ Deemed IRA Contributions (see Section 8 of the Adoption Agreement on page 16)
☐ Prevailing Wage Contributions (see Section 9 of the Adoption Agreement on page 16)

2.	Section 2.2 of the Adoption Agreement is amended as follows:

	2.2	Predecessor Service. ☒ Service with the following entity or entities will be credited as selected in (a), (b), (c), (d) and (e) below: (this section need only be completed if the Employer does not maintain the plan of the predecessor employer)
All acquired independent banks who merged into PCBNA

		(a) ☒	Elective Deferrals, QMACs and QNECs. Service with an entity listed above will be given for eligibility purposes under Section 3.2(a) of the Adoption Agreement.

		(b) ☐	ADP Safe Harbor Contributions. Service with an entity listed above will be given for eligibility purposes under Section 3.2(b) of the Adoption Agreement.

		(c) ☐	ACP Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)
☐ Eligibility purposes under Section 3.2(c) of the Adoption Agreement
☐ Vesting purposes under Section 10.3 of the Adoption Agreement

		(d) ☒	Non-Safe Harbor Matching Contributions. Service with an entity listed above will be credited for: (check all that apply)

			☒	Eligibility purposes under Section 3.2(d) of the Adoption Agreement
			☒	Vesting purposes under Section 10.4 of the Adoption Agreement

		(e) ☒	Non-Safe Harbor Non-Elective Contributions. Service with an entity listed above will be credited for: (check all that apply)
			☒	Eligibility purposes under Section 3.2(e) of the Adoption Agreement
			☒	Vesting purposes under Section 10.5 of the Adoption Agreement

3.	Section 3.1(d) of the Adoption Agreement is amended as follows:

	3.1	Eligible Employees. All Employees are Eligible Employees < ☐ except for the class or classes of Employees (as defined in Section 2.1 of the Basic Plan) below who are excluded from participating for the purpose selected >: (check all that apply)

		(d) ☒	Ineligible Classes for Non-Safe Harbor Matching Contributions.
			☒	Union Employees
			☐	Non-Resident Alien Employee
			☐	“Merger and Acquisition” Employees (but only during the statutory exclusion period)
			☐	Highly Compensated Employees[1]
			☐	Leased Employees (not otherwise excluded by statute)[1]
			☐	Employees of an Affiliated Employer that does not adopt this Plan[1]
			☐	Key Employees < ☐ but only those who are also Highly Compensated Employees >[1]
			☐	Employees who are paid primarily by salary[1]
			☐	Employees who are paid primarily by the hour[1]
			☐	Employees who are paid primarily by commissions[1]
			☐	Other (cannot be age or service related)[1]

[1] Even if checked, these employees are still included in determining if the Plan satisfies the requirements of Code

4.	Sections 3.2 (b) and (d) of the Adoption Agreement are amended as follows:

	3.2	Minimum Age and Service Requirements. An Eligible Employee (see Section 3.1 above) will be eligible to enter the Plan as a Participant for the selected purpose on the applicable Entry Date upon satisfying the following age and/or service requirements:

…

		(b) ☐	Requirements for ADP Safe Harbor Contributions:

			(1)	Age Requirement (max. 21 – enter zero if none)

			(2)	Service Requirement (check one)
				☐	A)	None
				☐	B)	1-Year Period of Service
				☐	C)	-month Period of Service (max. 12)
				☐	D)	-week Period of Service (max. 52)
				☐	E)	-day Period of Service (max. 365)
				☐	F)	1 Year of Service
				☐	G)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month

				☐	H)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
				☐	I)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

		(d) ☒	Requirements for Non-Safe Harbor Matching Contributions:

			(1)	Age Requirement 18 (max. 21 – enter zero if none)

			(2)	Service Requirement (check one)
				☐	A)	None
				☐	B)	-Year Period of Service (max. 2, but Vesting must be 100% if more than 1 year is used)
				☐	C)	-month Period of Service (max. 24, but Vesting must be 100% if more than 12 months are used)
				☐	D)	-week Period of Service (max. 104, but Vesting must be 100% if more than 52 weeks are used)
				☐	E)	-day Period of Service (max. 730, but Vesting must be 100% if more than 365 days are used)
				☒	F)	1 Year of Service (max 2, but Vesting must be 100% if more than 1 year is used)
				☐	G)	1 Year of Service, or if earlier, (max. 11) consecutive calendar months of employment
☐ in which the Employee is credited with at least Hours of Service per month
				☐	H)	1 Year of Service, or if earlier, (max. 51) consecutive weeks of employment
☐ in which the Employee is credited with at least Hours of Service per week
				☐	I)	1 Year of Service, or if earlier, (max. 364) consecutive days of employment
☐ in which the Employee is credited with at least Hours of Service per day

5.	Sections 3.3 (b) and (d) of the Adoption Agreement are amended as follows:

	3.3	Entry Dates. An Eligible Employee who has satisfied the applicable age and service requirements selected in Section 3.2 will enter the Plan as a Participant for the applicable purpose on the Entry Date (as defined in Section 2.2 of the Basic Plan) selected below.

		(b) ☐	Entry Date for Safe Harbor Contributions: (check one)

Note: If Section 3.2(b)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

			☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
			☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied.[1]

	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied.[1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☐	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st, 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd , 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

	1	This option cannot be checked if the age requirement in 3.2(d)(l) is 21 and/or if one of the following service requirements is checked: 3.2(b)(2)(B); 3.2(b)(2)(C) and the number of months is more than 6; 3.2(b)(2)(D) and the number of weeks is more than 26; 3.2(b)(2)(E) and the number of days is more than 182; or 3.2(b)(2)(F).

(d) ☒	Entry Date for Non-Safe Harbor Contributions: (check one)

Note: If Section 3.2(b)(2)(G), (H) or (I) is checked, an Eligible Employee who is entering the Plan as a Participant after satisfying the 1 Year of Service component of such service requirement will enter the Plan as a Participant on the earlier of (1) the first day of the Plan Year that occurs after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement) or (2) the date that occurs six months after the date he or she satisfies the 1 Year of Service requirement (and any applicable age requirement). The Entry Date or Entry Dates selected below will only apply to an Eligible Employee who is entering the Plan as a Participant after satisfying the months, days or weeks component of such service requirement (and any applicable age requirement).

	☐	Retroactive to the first day of the Plan Year in which the requirements are satisfied.
	☐	The first day of the Plan Year coincident with or following the date the requirements are satisfied.[1]
	☐	The first day of the Plan Year nearest the date the requirements are satisfied.
	☐	The last day of the Plan Year coincident with or following the date the requirements are satisfied.[1]
	☐	The last day of the Plan Year nearest the date the requirements are satisfied.
	☐	The first day of the month coincident with or following the date the requirements are satisfied.
	☐	The first day of the payroll period coincident with or following the date the requirements are satisfied.
	☒	The same day the requirements are satisfied.
	☐	The first day of the 1st or 7th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 6th or 12th month coincident with or following the date the requirements are satisfied.
	☐	The first day of the 1st, 4th, 7th or 10th month coincident with or following the date the requirements are satisfied.
	☐	The last day of the 3rd, 6th, 9th or 12th month coincident with or following the date the requirements are satisfied.

	1	This option cannot be checked if the age requirement in 3.2(d)(l) is 21 and/or if one of the following service requirements is checked: 3.2(d)(2)(B); 3.2(a)(2)(C) and the number of months is more than 6; 3.2(d)(2)(D) and the number of weeks is more than 26; 3.2(d)(2)(E) and the number of days is more than 182; or 3.2(d)(2)(F).

6.	Section 5.4 of the Adoption Agreement is amended as follows:

	5.4	☐

ADP Safe Harbor Enhanced Matching Contributions. The Employer will make a Matching Contribution for each Safe Harbor Participant equal to the sum of (1) 100% of the Participant’s Elective Deferrals that do not exceed     % of Compensation for the Allocation Period, plus (2)     % of the Participant’s Elective Deferrals that exceed     % of Compensation but do not exceed     % of Compensation for the Allocation Period. (Note: In The blank in (1) and the second blank in (2), insert a number that is 3 but not greater than 6. The first and last blanks in (2) must be completed so that, at any role of elective deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making ADP Safe Harbor Basic Matching Contributions, but the rate of match cannot increase as deferrals increase.)

Note: You can only select Sections 5.5, 5.6 and/or 5.7 below if you also selected Section 5.1, 5.2, 5.3 or 5.4 above.

7.	Section 6.1 (a) of the Adoption Agreement is amended as follows:

	6.1	Determination of Amount. Non-Safe Harbor Matching Contributions are permitted < ☐ beginning (must be after the later of the Plan’s original effective date or the restatement date) >, subject to the provisions selected below.

		(a) ☒	Totally Discretionary Formula (Non-Tiered). Subject to the requirements set forth in Section 3.4(f) of the Basic Plan, the Employer’s Non-Safe Harbor Matching Contribution for any Allocation Period is totally discretionary.

8.	Sections 6.2 of the Adoption Agreement is amended as follows:

	6.2	Benefiting Participants. Any Employee who has entered the Plan as a Participant for Non-Safe Harbor Matching Contribution purposes and makes an Elective Deferral in an Allocation Period < ☐ and who is an NHCE for that Allocation Period > will be a Benefiting Participant under this Section for an Allocation Period based on the conditions below < ☐ provided the Participant is still an Eligible Employee under Section 3.1(d) on the last day of the Allocation Period (or earlier Termination of Employment) >.

		(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
			☐	Will always be Benefiting Participants regardless of Service
			☒	Must be credited with 1,000 (max. 1,000) Hours of Service in the Allocation Period
			☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
			☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
			☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

		(b)	Participants who Terminate Employment before the last day of the Allocation Period because of retirement on or after Normal Retirement Age < ☒ or Early Retirement Age >, or because of death or Disability (check one)
			☐	Will not be Benefiting Participants for that Allocation Period
			☒	Will always be Benefiting Participants regardless of Service
			☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
			☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
			☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
			☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

		(c)	Participants who Terminate Employment before the last day of the Allocation Period for any other reason (check one)
			☒	Will not be Benefiting Participants for that Allocation Period
			☐	Will always be Benefiting Participants regardless of Service
			☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
			☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period

			☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
			☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

9.	Section 10.4 of the Adoption Agreement is amended as follows:

	10.4	☒	Non-Safe Harbor Matching Contributions. A Participant’s Vested Interest in his or her Non-Safe Harbor Matching Contribution Account will be determined by the provisions below selected below.

			(a)		The Vesting schedule for Non-Safe Harbor Matching Contributions in a non-Top Heavy Plan Year is: (check one)
					☐	100% full and immediate
					☒	The schedule set forth below

1 Year / Period of Service 0%
2 Years / Periods of Service 20% (must be at least 20% unless 100% Vesting occurs after 3 years)
3 Years / Periods of Service 40% (must be at least 40%)
4 Years / Periods of Service 60% (must be at least 60%)
5 Years / Periods of Service 80% (must be at least 80%)
6 Years / Periods of Service 100% (must be at least 100%)

			(b)		The Vesting schedule for Non-Safe Harbor Matching Contributions in a Top Heavy Plan Year is: (check one)
					☐	100% full and immediate
					☒	The schedule set forth below

1 Year / Period of Service 0%
2 Years / Periods of Service 20% (must be at least 20% unless 100% Vesting occurs after 3 years)
3 Years / Periods of Service 40% (must be at least 40%)
4 Years / Periods of Service 60% (must be at least 60%)
5 Years / Periods of Service 80% (must be at least 80%)
6 Years / Periods of Service 100% (must be at least 100%)

			(c)		☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraphs (a) and (b) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

			(d)		☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Matching Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

10.	Section 11.2 of the Adoption Agreement is amended as follows:

	11.2	☐	ADP Safe Harbor Contributions. A Participant’s Compensation for purposes of any ADP Safe Harbor Contributions contributed under Section 5 of the Adoption Agreement will be determined as selected below.

			(a)	Compensation is defined as: (check one)
				☐	Form W-2 Compensation
				☐	Code §3401 Compensation
				☐	Safe Harbor Code §415 Compensation

			(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
				☐	Be included as Compensation
				☐	Not be included as Compensation

			(c)	The Compensation measuring period is the: (check one)
			☐		Plan Year D
			☐		Fiscal Year ending on or within the Plan Year
			☐		Calendar year ending on or within the Plan Year

			(d)	☐	The following categories of remuneration will not be counted as Compensation: (check all that apply)
			☐		1) Compensation received prior to becoming a Participant
			☐		2) Compensation received while an ineligible Employee under Sections 3.1(a) and (b) of the Adoption Agreement
			☐		3) All items in Regulation §1.414(s)-I(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
			☐		4) Post-Severance Compensation[1]
			☐		5) Deemed 125 Compensation[1]
			☐		6) Bonuses[1]
			☐		7) Overtime[1]
			☐		8) Commissions[1] .
			☐		9) Other (describe)

			1	If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect 10 Highly Compensated Employees under paragraph (e) below.

			(e)	☐	The amounts excluded under (d)(4) -(9) will only be excluded with respect to: (check all that apply)
☐ Highly Compensated Employees
☐ Other (cannot be a class that only includes NHCEs)

11.	Section 11.4 of the Adoption Agreement is amended as follows:

	11.4	☒	Non-Safe Harbor Matching Contributions. A Participant’s Compensation for purposes of Non-Safe Harbor Matching Contributions contributed under Section 6 of the Adoption Agreement will be determined as selected below.

			(a)	Compensation is defined as: (check one)
				☒	Form W-2 Compensation
				☐	Code §3401 Compensation
				☐	Safe Harbor Code §415 Compensation

			(b)	Elective contributions under Code §125, §132(f)(4), §401(k), §402(h), §403(b), §457(b) and §414(h)(2) will: (check one)
				☒	Be included as Compensation
				☐	Not be included as Compensation

			(c)	The Compensation measuring period is the: (check one)
				☒	Plan Year
				☐	Fiscal Year ending on or within the Plan Year
				☐	Calendar year ending on or within the Plan Year

			(d)	☒	The following categories of remuneration will not be counted as Compensation: (check all that apply)
				☐	1) Compensation received prior to becoming a Participant for Non-Safe Harbor Matching Contributions
				☐	2) Compensation received while an ineligible Employee under Section 3.1(d) of the Adoption Agreement

			☐	3) All items in Regulation §1.414(s)-1(c)(3) (i.e., expense allowances, fringe benefit, moving expenses, etc.)
			☐	4) Post-Severance Compensation[1]
			☐	5) Deemed 125 Compensation[1]
			☐	6) Bonuses[1]
			☐	7) Overtime[1]
			☐	8) Commissions[1]
			☒	9) Other (describe)	See 2 in Addendum

			1	If checked, the Plan’s definition of compensation may fail to satisfy the safe harbor requirements unless such compensation is excluded only with respect to Highly Compensated Employees under paragraph (e) below.

		(e)	☐	The amounts excluded under (d)(4) -(9) will only be excluded with respect to: (check all that apply)
			☐	Highly Compensated Employees
			☐	Other (cannot be a class that only includes NHCEs)

12.	Section 12.3(a) of the Adoption Agreement is amended as follows:

12.3☒	Non-Safe Harbor Matching Contributions. Forfeitures of Non-Safe Harbor Matching

Contributions which are not used to pay administrative expenses as permitted under Section 3.13(b)

of the Basic Plan will be allocated (or used) as follows:

		(a)	Forfeitures attributable to Non-Safe Harbor Matching Contributions will be: (check one)
			☒	1) Used to reduce Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
			☐	2) Added to Employer contributions as described in Section 3.13(b)(2) of the Basic Plan
			☐	3) Allocated to Benefiting Participants in the manner selected in paragraphs (b), (c) and (d) below

13.	The following Item #4 is added to the Protected Benefits Addendum to read as follows:

	4.	A Participant’s Vested Interest in his or her ADP Safe Harbor Contributions will be 100% at all times.

14.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this First Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

PACIFIC CAPITAL BANCORP

/s/ Terri Ipsen	By:	/s/ Noma Bruton
Witness	Title:	EVP, Chief People Officer

	Date:	2-9-2010